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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  June 25, 2002
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                            Skyworks Solutions, Inc.
           ----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                         1-5560                04-2302115
-------------------------------   ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


       20 Sylvan Road, Woburn, Massachusetts                         01801
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      (Address of principal executive offices)                     (zip code)


                                 (781) 935-5150
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              (Registrant's telephone number, including area code)

                             Alpha Industries, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Effective June 25, 2002, pursuant to the Agreement and Plan of Reorganization, dated as of December 16, 2001, as amended as of April 12, 2002, (the "Merger Agreement"), by and among Conexant Systems, Inc. ("Conexant"), Washington Sub, Inc., a wholly owned subsidiary of Conexant ("Washington"), and Alpha Industries, Inc. (the "Company"), Washington merged with and into the Company, with the Company surviving the merger. Following the merger, the Company changed its corporate name to Skyworks Solutions, Inc. In connection with and immediately prior to the merger, Conexant spun-off its wireless communications business by contributing the assets, liabilities (including liabilities relating to former operations) and operations of its wireless communications business, other than certain assets and liabilities retained by Conexant, to Washington and then distributing outstanding shares of Washington common stock to Conexant stockholders on a one share-for-one share basis (the "Distribution") pursuant to the terms of the Contribution and Distribution Agreement, dated as of December 16, 2001, as amended as of June 25, 2002, (the "Amended Distribution Agreement"), by and between Conexant and Washington.

     Conexant stockholders received 0.351 of a share of common stock of the Company in exchange for each share of Washington common stock issued to them in the Distribution, and the shares of Washington stock were canceled and have ceased to exist. Immediately following the merger, approximately 67% of the common stock of the Company, on a fully diluted basis, was owned by Conexant stockholders.

     Immediately following completion of the merger, the Company purchased from Conexant, for an aggregate purchase price of $150 million, (i) all of the stock of Conexant Systems, S.A. de C.V., Conexant's Mexican subsidiary that owns and operates Conexant's semiconductor assembly and test facility located in Mexicali, Mexico, pursuant to the Mexican Stock Purchase Agreement, dated as of June 25, 2002, by and between Conexant and the Company (the "Mexican Stock Purchase Agreement"), (ii) certain assets related to the Mexicali facility, pursuant to the Amended and Restated Mexican Asset Purchase Agreement, dated as of June 25, 2002 (the "Amended Mexicali Agreement"), between Conexant and the Company and (iii) certain assets utilized by Conexant's package design team that supports the Mexicali facility, pursuant to the U.S. Asset Purchase Agreement, dated as of December 16, 2001, as amended as of June 25, 2002 (the "Amended U.S. Asset Purchase Agreement"), between Conexant and the Company. The purchase price was paid with short-term promissory notes delivered by the Company to Conexant, which are secured by assets of the Company and certain of its subsidiaries pursuant to a Financing Agreement, dated as of June 25, 2002, by and among Conexant, the Company and certain of the Company's subsidiaries identified therein (the "Financing Agreement"). The Financing Agreement is described in
Item 5 of this Form 8-K.

     In connection with the merger, the composition of the board of directors of the Company (the "Board") was changed. The Board currently consists of eight directors,


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four of whom were selected by Conexant and who currently also serve as officers or directors of Conexant.

     The foregoing description of the merger, the Merger Agreement, the Amended Distribution Agreement, the Mexican Stock Purchase Agreement, the Amended Mexicali Agreement and the Amended U.S. Asset Purchase Agreement is qualified in its entirety by reference to such agreements and the joint press release of the Company and Conexant issued on June 26, 2002, copies of which are filed herewith as Exhibits 2.1, 2.2, 2.3, 2.4, 2.5 and 99.4, respectively, and each of such exhibits is hereby incorporated herein by reference.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     The Company's independent accountant is KPMG LLP ("KPMG") and Washington's independent accountant was Deloitte & Touche LLP ("Deloitte & Touche"). KPMG has continued to serve as the Company's independent accountant after consummation of the merger. Because the merger is being accounted for as a reverse acquisition, the financial statements of Washington constitute the financial statements of the Company as of the consummation of the merger. Therefore, upon the consummation of the merger on June 25, 2002, there was a change in the independent accountant for the Company's financial statements from Deloitte & Touche to KPMG, and accordingly, Deloitte & Touche was dismissed as the Company's independent accountant.

     The reports of Deloitte & Touche on Washington's financial statements for the fiscal years ended September 30, 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Board.

     During Washington's fiscal years ended September 30, 2000 and September 30, 2001 and through the subsequent interim period to June 25, 2002, Washington did not have any disagreement with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Deloitte & Touche's satisfaction, would have caused Deloitte & Touche to make reference to the subject matter of the disagreement in connection with its report. During that time, there were no "reportable events" as set forth in Item 304(a)(1)(v)(A)-(D) of Regulation S-K ("Regulation S-K") adopted by the Securities and Exchange Commission (the "Commission").

     KPMG (or its predecessors) has been the Company's independent accountant since 1975 and the Company has regularly consulted KPMG (or its predecessors) since that time. Washington, as the continuing reporting entity for accounting purposes, has not consulted KPMG during Washington's last two fiscal years and through the interim period to June 25, 2002 regarding any of the matters specified in Item 304(a)(2) of Regulation S-K. The Company has provided Deloitte & Touche with a copy of this Form 8-K prior to its filing with the Commission. Deloitte & Touche has provided a letter to


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the Company, dated June 27, 2002 and addressed to the Commission, which is attached hereto as Exhibit 16.1 and is hereby incorporated herein by reference.

ITEM 5. OTHER EVENTS.

     As noted above under Item 2, in payment for the acquisition from Conexant of its semiconductor assembly and test facility located in Mexicali, Mexico and assets related thereto, the Company and its new subsidiary, Conexant Systems, S.A. de C.V., issued short-term promissory notes (the "Acquisition Notes") to Conexant in the aggregate principal amount of $150 million under the Financing Agreement. In addition, under the Financing Agreement, Conexant committed to make a short-term $100 million revolving loan facility available to the Company to fund the Company's working capital and other requirements, $75 million of which will be available on or after July 10, 2002, and the remaining $25 million balance of which will be available if the Company has more than $150 million of eligible domestic accounts receivable.

     The Acquisition Notes and the loans under the revolving loan facility ("Revolving Loans") are jointly and severally guaranteed by all of the Company's domestic subsidiaries and certain of its foreign subsidiaries, and are secured by a first priority lien on current and future tangible and intangible assets and real property of the Company and such subsidiaries. Unless paid earlier at the option of the Company or pursuant to the mandatory prepayment provisions of the Financing Agreement, fifty percent of the principal amount of the Acquisition Notes is due on March 21, 2003, and the remaining fifty percent of the principal amount of the Acquisition Notes and the entire principal amount of the Revolving Loans are due June 24, 2003.

     Interest on the Acquisition Notes and the Revolving Loans is payable at a rate of 10% per annum for the first ninety days following June 25, 2002, 12% per annum for the next ninety days and 15% per annum thereafter.

     The Company may prepay amounts outstanding under the Acquisition Notes and the Revolving Loans at any time without penalty. The Company is required to prepay amounts outstanding under the Financing Agreement in certain circumstances. Commencing in July 2002, if at the end of any month the aggregate amount of cash, cash equivalents and marketable securities of the Company on a consolidated basis (the "Available Cash") exceeds $60 million, the Company is required to use its Available Cash in excess of $60 million to repay amounts outstanding under the Financing Agreement. In addition, if at any time, the net cash proceeds from a sale of assets, an equity offering or an incurrence of indebtedness causes the Company's Available Cash to exceed $60 million, the Company is required to use its Available Cash in excess of $60 million to repay amounts outstanding under the Financing Agreement. These mandatory prepayments will be applied first to reduce the principal amount of the Acquisition Notes due March 21, 2003, second to reduce the balance of the Acquisition Notes and third to reduce the Revolving Loans.


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     The Financing Agreement contains representations and warranties of and an indemnity by the Company and its guarantor subsidiaries in favor of Conexant. In addition, the Financing Agreement contains certain covenants, including without limitation, covenants (i) requiring the Company to maintain a minimum balance of cash, cash equivalents and marketable securities, (ii) imposing limitations on the incurrence of additional indebtedness, (iii) restricting sales of assets, investments, acquisitions and capital expenditures, (iv) requiring the Company to establish a finance committee and (v) restricting inter-company transfers of working capital and assets to foreign subsidiaries.

     The Financing Agreement also contains events of default. Upon the occurrence of an event of default (as defined in the Financing Agreement), Conexant may choose from a number of remedies, including terminating the revolving facility, declaring all amounts outstanding under the Acquisition Notes and the Revolving Loans due and payable and selling the Company's property.

     The foregoing description of the provisions of the Financing Agreement is qualified in its entirety by reference to such agreement, a copy of which is filed herewith as Exhibit 99.1, and such exhibit is hereby incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.
          Financial statements required by this item are not included in this initial report on Form 8-K, but will be filed by amendment within 60 days after the date that this initial report on Form 8-K must be filed.

     (b)  Pro Forma Financial Information.
          Pro forma financial information required by this item are not included in this initial report on Form 8-K, but will be filed by amendment within 60 days after the date that this initial report on Form 8-K must be filed.

     (c)  Exhibits.

     Exhibit No.
     -----------

         2.1        Agreement and Plan of Reorganization, dated as of December 16, 2001, as amended as of April 12, 2002, by and among Alpha Industries, Inc.,
                    Washington Sub, Inc. and Conexant Systems, Inc. (included as Annex A to the Registration Statement on Form S-4 filed by Alpha Industries, Inc.
                    with the Securities and Exchange Commission on May 10, 2002 (File No. 333-83768),
                    and incorporated herein by reference).
         2.2        Contribution and Distribution Agreement, dated as of December 16,
                    2001, as amended as of June 25, 2002, by and between Conexant
                    Systems, Inc. and Washington Sub, Inc. (excluding schedules).


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
         2.3        Mexican Stock Purchase Agreement, dated as of June 25, 2002, by and between Conexant Systems, Inc. and Alpha Industries, Inc. (excluding exhibits and schedules).
         2.4        Amended and Restated Mexican Asset Purchase Agreement, dated as of
                    June 25, 2002, by and between Conexant Systems, Inc. and Alpha
                    Industries, Inc. (excluding exhibits and schedules).
         2.5        U.S. Asset Purchase Agreement, dated as of December 16, 2001, as amended as of June 25, 2002, by and between Conexant Systems, Inc.
                    and Alpha Industries, Inc. (excluding exhibits and schedules).
         16.1       Letter dated June 27, 2002 from Deloitte & Touche LLP to the
                    Securities and Exchange Commission.
         99.1       Financing Agreement, dated as of June 25, 2002, by and among
                    Conexant Systems, Inc., Alpha Industries, Inc. and certain of its subsidiaries identified therein (excluding certain exhibits and schedules).
         99.2       Tax Allocation Agreement, dated as of June 25, 2002, by and among
                    Conexant Systems, Inc., Washington Sub, Inc. and Alpha Industries, Inc.
                    (excluding schedules).
         99.3       Employee Matters Agreement, dated as of June 25, 2002, by and among
                    Conexant Systems, Inc., Washington Sub, Inc. and Alpha Industries, Inc.
                    (excluding schedules).
         99.4       Press Release by Conexant Systems, Inc. and Alpha Industries, Inc.
                    dated June 26, 2002.

ITEM 8. CHANGE IN FISCAL YEAR.

     On April 25, 2002, in connection with its approval of the Company's Second Amended and Restated By-Laws, the Board determined that, as of the effective time of the merger, the Company's fiscal year will end on the Sunday closest to September 30 of each year. No transition period will result from this change in the current fiscal year.

            [The remainder of this page is intentionally left blank.]


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SKYWORKS SOLUTIONS, INC.

Date: June 28, 2002                       By: /s/ Daniel N. Yannuzzi
      --------------------                    ----------------------------------
                                              Daniel N. Yannuzzi
                                              Vice President and General Counsel


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                                  EXHIBIT INDEX

Exhibit No.
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
2.1       Agreement and Plan of Reorganization, dated as of December 16, 2001, as amended as of April 12, 2002, by and among Alpha Industries, Inc.,
          Washington Sub, Inc. and Conexant Systems, Inc. (included as Annex A to the Registration Statement on Form S-4 filed by Alpha Industries, Inc. with the Securities and Exchange Commission on May 10, 2001, and incorporated herein by reference).

2.2       Contribution and Distribution Agreement, dated as of December 16, 2001, as amended as of June 25, 2002, by and between Conexant Systems, Inc. and
          Washington Sub, Inc. (excluding schedules).
2.3       Mexican Stock Purchase Agreement, dated as of June 25, 2002, by and between Conexant Systems, Inc. and Alpha Industries, Inc. (excluding exhibits and schedules).
2.4       Amended and Restated Mexican Asset Purchase Agreement, dated as of June
          25, 2002, by and between Conexant Systems, Inc. and Alpha Industries, Inc.
          (excluding exhibits and schedules).
2.5       U.S. Asset Purchase Agreement, dated as of December 16, 2001, as amended as of June 25, 2002, by and between Conexant Systems, Inc. and Alpha
          Industries, Inc. (excluding exhibits and schedules).
16.1      Letter dated June 27, 2002 from Deloitte & Touche LLP to the Securities and
          Exchange Commission.
99.1      Financing Agreement, dated as of June 25, 2002, by and among Conexant
          Systems, Inc., Alpha Industries, Inc. and certain of its subsidiaries identified therein (excluding certain exhibits and schedules).
99.2      Tax Allocation Agreement, dated as of June 25, 2002, by and among
          Conexant Systems, Inc., Washington Sub, Inc. and Alpha Industries, Inc.
          (excluding schedules).
99.3      Employee Matters Agreement, dated as of June 25, 2002, by and among
          Conexant Systems, Inc., Washington Sub, Inc. and Alpha Industries, Inc.
          (excluding schedules).
99.4      Press Release by Conexant Systems, Inc. and Alpha Industries, Inc. dated
          June 26, 2002.